SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         December 14, 2015
                           Date of Report
                 (Date of Earliest Event Reported)


               NEXTGLASS TECHNOLOGIES CORPORATION
          (Exact Name of Registrant as Specified in its Charter)

 Delaware                 000-55385                  47-3150674
(State or other                                  (IRS Employer
jurisdiction         (Commission File Number)   Identification  No.)
of incorporation)


                      9454 Wilshire Boulevard
                            Suite 612
               Beverly Hills, California 90212
            (Address of Principal Executive Offices)

                        888-588-7974
                (Registrant's Telephone Number)


ITEM 8.01   OTHER EVENTS

	NextGlass Technologies Corporation amends it previous filings and hereby corrects its address to read:

                       9454 Wilshire Boulevard
                            Suite 612
               Beverly Hills, California 90212

	Previous filings indicated an incorrect suite number.


                    NEXTGLASS TECHNOLOGIES CORPORATION



Date: July 26, 2016             /s/ Low Kooh Poh